UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Commission File Number: 0-11936
Date of Report (Date of earliest event reported): October 24, 2005
LAFARGE NORTH AMERICA INC.
Incorporated in Maryland
12950 Worldgate Drive, Suite 500
Herndon, Virginia 20170
(703) 480-3600
I.R.S. Employer Identification No. 58-1290226
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
     On October 24, 2005, James W. Bachmann, age 37, was appointed Senior Vice President and Controller of Lafarge North America Inc., effective November 1, 2005. Prior to this appointment, Mr. Bachmann served as Vice President — Finance for our Aggregates, Concrete and Asphalt operations, which position he held since March 2004. Mr. Bachmann joined us as Vice President — Controller of our Gypsum operations in May 2002 and served in that position until March 2004. Prior to joining us in 2002, Mr. Bachmann worked for Arthur Andersen LLP from 1990 to 2002 in positions of increasing responsibility in audit and accounting.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

LAFARGE NORTH AMERICA INC.
By:	/s/ Eric C. Olsen
Eric C. Olsen
Executive Vice President and Chief Financial Officer

Date: October 28, 2005

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